Income Taxes	9 Months Ended
Sep. 30, 2020
Disclosure Of Income Tax Expense Continuing Operations [Abstract]
Income Taxes

10. INCOME TAXES

The provision for income taxes is:

	Three Months Ended		Nine Months Ended
For the periods ended September 30,	2020	2019	2020	2019
Current Tax
Canada	(1)	10	(3)	22
United States	-	(4)	1	1
Total Current Tax Expense (Recovery)	(1)	6	(2)	23
Deferred Tax Expense (Recovery)	(177)	46	(656)	(790)
	(178)	52	(658)	(767)

For the three and nine months ended September 30, 2020, a deferred tax recovery was recorded due to an impairment of the Borger CGU and current period operating losses that will be carried forward, excluding unrealized foreign exchange gains and losses on long-term debt.

In 2019, the Government of Alberta enacted a reduction in the provincial corporate tax rate from 12 percent to eight percent over four years. As a result, the Company recorded a deferred income tax recovery of $663 million for the nine months ended September 30, 2019. In addition, the Company recorded a deferred income tax recovery of $387 million due to an internal restructuring of the Company’s U.S. operations resulting in a step-up in the tax basis of the Company’s refining assets.